UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) December 15, 2004


                              GUIDANT CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)


                                    INDIANA
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                (State or Other Jurisdiction of Incorporation)


            001-13388                                    35-1931722
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    (Commission File Number)                  (IRS Employer Identification No.)


              111 Monument Circle, Suite 2900
                  Indianapolis, Indiana                           46204
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       (Address of Principal Executive Offices)                 (Zip Code)


                                (317) 971-2004
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             (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         Johnson & Johnson and Guidant Corporation have announced that they have entered into a definitive agreement whereby Johnson & Johnson will acquire Guidant for $25.4 billion in fully diluted equity value.

         A copy of the press release issued by Johnson & Johnson and Guidant on December 15, 2004 concerning the transaction is filed herewith as Exhibit
99.1 and is incorporated herein by reference. The information required by Item
1.01 will be filed in a separate Current Report on Form 8-K.

         This material is not a substitute for the prospectus/proxy statement Johnson & Johnson and Guidant will file with the Securities and Exchange Commission. Investors are urged to read the prospectus/proxy statement which will contain important information, including detailed risk factors, when it becomes available. The prospectus/proxy statement and other documents which
will be filed by Johnson & Johnson and Guidant   with
the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933, Attention: Investor Relations; or by directing a request when such a filing is made to Guidant Corporation, 111 Monument Circle, #2900, Indianapolis, IN 46204-5129, Attention: Investor Relations.

         Guidant Corporation, its directors, and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Guidant Corporation and their ownership of Guidant stock is set forth in the proxy statement for Guidant Corporation's 2004 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants by reading the prospectus/proxy statement when it becomes available.


Item 9.01 Financial Statements and Exhibits

         (c)

Exhibit No.       Description
-----------       -----------

   99.1 Joint Press Release of Johnson & Johnson and Guidant Corporation, dated December 15, 2004

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GUIDANT CORPORATION


Dated: December 16, 2004                   By:     /s/ David Scharf
                                                  --------------------------
                                           Name:  David Scharf
                                           Title: Associate General Counsel
                                                  and Assistant Secretary

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   99.1 Joint Press Release of Johnson & Johnson and Guidant Corporation, dated December 15, 2004